                                                                    EXHIBIT 99.2

                   FORM OF NOTE, WARRANT AND UNIT PURCHASE AGREEMENT

TiVo Inc.
2160 Gold Street
PO Box 2160
Alviso, California 95002


The undersigned (the "Investor"), hereby confirms its agreement with you as
                      --------
follows:

1. This Note, Warrant and Unit Purchase Agreement (the "Agreement") is made as
                                                        ---------
of the date set forth below between TiVo Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to $51,750,000 aggregate principal amount of 7% Convertible Senior Notes due 2006 (each a "Note"), 2,536,766 warrants (each a "Five-Year Warrant") to purchase one share
 ----                                -----------------
of TiVo common stock, par value $.001 per share (the "Common Stock") and
                                                      ------------
3,843,582 units (each a "Unit"), each consisting of (a) one warrant (each a
                         ----
"One-Year Warrant") to purchase one share of Common Stock and one warrant (each
 ----------------
a "Five-Year Terminable Warrant" and, together with the Five-Year Warrants and
   ----------------------------
the One-Year Warrants, the "Warrants"; the Notes and the Warrants are
                            --------
hereinafter referred to as the "Securities") to purchase .33 of a share of
                                ----------
Common Stock, to certain investors in a private placement (the "Offering").
                                                                --------
Robertson Stephens, Inc., Thomas Weisel Partners LLC and Tucker Anthony Sutro Capital Markets, Inc. are acting as the exclusive placement agents (the "Placement Agents") in the offering of the Securities. The Notes are being
 ----------------
issued pursuant to an Indenture, dated as of August 28, 2001 (the "Indenture")
                                                                   ---------
by and between the Company and The Bank of New York, as trustee (the "Trustee").
                                                                      -------
The Five-Year Warrants are being issued pursuant to a Warrant Agreement, dated as of August 28, 2001 (the "Five-Year Warrant Agreement") by and between the
                            ---------------------------
Company and The Bank of New York, as warrant agent (the "Warrant Agent"). The
                                                         -------------
One-Year Warrants are being issued pursuant to a Warrant Agreement, dated as of August 28, 2001 (the "One-Year Warrant Agreement") by and between the Company
                      --------------------------
and The Bank of New York, as warrant agent. The Five-Year Terminable Warrants are being issued pursuant to a Warrant Agreement, dated as of August 28, 2001 (the "Five-Year Terminable Warrant Agreement," and together with the Five-Year
      --------------------------------------
Warrant Agreement and the One-Year Warrant Agreement, the "Warrant Agreements")
                                                           ------------------
by and between the Company and The Bank of New York, as warrant agent.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will sell to the Investor $_______________ principal amount of Notes, ____________ Five-Year Warrants to purchase one share of Common Stock (which number of Five-Year Warrants shall be equal to 49.0196 shares per $1,000 principal amount of Notes purchased by Investor hereunder) and 74.2721 Units (which number of Units shall be equal to __________ Units per $1,000 principal amount of Notes purchased by Investor hereunder), for an aggregate purchase price of $ _______________ (the "Purchase Price"), pursuant to the
                                          --------------
Terms and Conditions for Purchase of Securities attached hereto as Annex I and
                                                                   -------
incorporated herein by this reference as if fully set forth herein. The Securities sold to Investors will be evidenced by certificated securities registered in the names of such Investors as more fully described in Annex I attached hereto.
                           -------

4. All transferees of the Securities and the Common Stock into which the Securities are convertible or exercisable shall be bound by the transfer restrictions set forth herein and in the Indenture and the Warrant Agreements.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                     Dated as of:  August    , 2001


                                     ___________________________________________
                                     "INVESTOR"

                                     By:________________________________________
                                     Print Name:________________________________
                                     Title:_____________________________________
                                     Address:___________________________________

AGREED AND ACCEPTED:
TIVO INC.

By:___________________________________
Print Name:
Title:

                                    ANNEX I

                TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

     1. Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

     2.   Agreement to Sell and Purchase the Securities; Subscription Date.

          2.1   At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Securities set forth on the first page of the Agreement (the "First Page") to which these Terms and
                                         ----------
Conditions for Purchase of Securities are attached as Annex I at the purchase price set forth on such First Page (the "Purchase Price").
                                         --------------

          2.2 The Company may enter into this same form of Agreement (except as to the form of consideration) with certain other investors (the "Other
                                                                    -----
Investors") and may complete sales of Securities to them. (The Investor and the
---------
Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Agreements executed by the Other
 ---------
Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company will accept executed Agreements from the Investors
 ----------
for the purchase of Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price for the Securities and concluding upon the date (the "Subscription Date") on which the Company has
                               -----------------
notified Robertson Stephens, Inc., on behalf of the Placement Agents, in writing that it is no longer accepting Agreements from Investors for the purchase of Securities.

          2.3 On August 24, 2001, Investor will wire in same-day funds the Purchase Price into an escrow account (the "Escrow Account"). The Escrow
                                            --------------
Account will be governed by an escrow agreement dated the date hereof (substantially in the form of Exhibit D hereto, the "Escrow Agreement") by and
                                                     ----------------
among the Company, the Investors and the escrow agent named therein. The funds held in the Escrow Account will be released as specified in the Escrow Agreement.

          2.4 Investor acknowledges that the Company intends to pay the Placement Agents a fee in respect of the sale of the Securities to the Investor and a financial advisor a fee in connection with the completion of the Offering. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Investor.

     3. Closing. The completion of the purchase and sale of the Securities (the "Closing") shall occur at the offices of Latham & Watkins, 505 Montgomery
      -------
St., Suite 1900, San Francisco, California 94111, or such other place to be specified by the Company and the Placement Agents, and at such time (the "Closing Date") as the Investors will be notified in advance by the Placement
 ------------
Agents. The Notes sold to Investors will be evidenced by certificated securities and will be mailed to such Investors by overnight courier on the Closing Date to each such Investor's address set forth on a First Page hereto. Copies of such certificated Notes will be sent via facsimile to such Investors on the Closing Date. The Notes will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Notes sold to or held by

"affiliates" of the Company (as defined in Rule 501(b) of Regulation D under the Securities Act, "Affiliates") may be imprinted with an additional legend that
                 ----------
prohibits their transfer except in accordance therewith. The Warrants sold to Investors will be evidenced by certificated securities and will be mailed to such Investors by overnight courier on the Closing Date. Copies of such certificated Warrants will be sent via facsimile to such Investors on the Closing Date. The Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Warrants sold to or held by Affiliates may be imprinted with an additional legend that prohibits their transfer except in accordance therewith.

     The Company's obligation to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) the tender to the Company of the Purchase Price; (b) Investors shall have tendered to the Company the aggregate purchase price for at least $40,000,000 of Securities in cash; (c) receipt by the Company of completed versions of Exhibit A and Exhibit B attached hereto from each Investor; (d) the
            ---------     ---------
accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; (e) the execution and delivery by each of the Investors of the Registration Rights Agreement, dated as of August 28, 2001 (the "Registration
                                                                 ------------
Rights Agreement"); (f) the execution and delivery by the Trustee of the
----------------
Indenture; (g) the execution and delivery by the Warrant Agent of each Warrant Agreement; and (h) no material controversy involving any of the Company's stockholders with respect to the Offering shall have arisen such that The Nasdaq Stock Market does not permit the issuance of the Securities without the approval of the Company's stockholders at a stockholder meeting.

     The Investor's obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) Investors shall have executed Agreements for the purchase of at least $40,000,000 principal amount of Notes and Warrants and shall have tendered to the Company for the purchase of the Securities at least $40,000,000 in cash;
(b) the representations and warranties of the Company set forth herein shall be true and correct in all material respects; (c) the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing, including delivery of the opinion of counsel required by Section 4.17 hereof; (d) the execution and delivery by the Company and each of the Investors of the Registration Rights Agreement; (e) the execution and delivery by the Company and the Trustee of the Indenture; (f) the execution and delivery by the Company and the Warrant Agent of each Warrant Agreement; and (g) no material controversy involving any of the Company's stockholders with respect to the Offering shall have arisen such that The Nasdaq Stock Market does not permit the issuance of the Securities without the approval of the Company's stockholders at a stockholder meeting.

     4. Representations, Warranties and Covenants of the Company. Except as otherwise described in the private placement memorandum, dated August 16, 2001, delivered to the Investors (including the documents incorporated by reference therein and the documents attached as exhibits thereto (the "Memorandum"), in
                                                             ----------
the Company's periodic reports on Forms 10-Q and 10-K, in the Company's definitive proxy statement on Form 14A and in the Company's current reports on Form 8-K as filed by the Company with the Securities and Exchange Commission in 2001 (the "SEC Documents"), and in the Company's press releases dated April 5,
           -------------
2001 and July 10, 2001 (collectively, including the documents incorporated by reference therein, the "Company Information"), which qualify the following
                        -------------------
representations and
warranties in their entirety, the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its subsidiary, taken as a whole ("Material Adverse Effect"), and no proceeding has been
                   -----------------------
instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, the Indenture, the Notes, the Warrant Agreements, the Warrants and the Registration Rights Agreement (the "Operative Documents") and the Operative
                                    -------------------
Documents have been duly authorized and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery of each Operative Document by the other parties thereto) constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Securities to be sold by the Company under the Agreements, the issuance by the Company of shares of Common Stock upon conversion of the Notes and exercise of the Warrants (the "Shares"), the
                                                           ------
fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements, the valid issuance and sale of the Securities and the issuance of the Shares issuable upon conversion and exchange thereof, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

          4.4 Capitalization. Except for any shares, options, or shares issuable upon exercise of options issued pursuant to employee benefit plans disclosed in the Company's SEC Documents, the capitalization of the Company is as described in the Company's SEC Documents. The Securities have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued and fully paid. The Shares have been duly authorized, and when issued and paid for in accordance with the terms of the Securities, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated in the Memorandum or in the Company's SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Except as disclosed in the Memorandum or the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

          4.5 Legal Proceedings. There is no material legal or governmental proceeding pending to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Memorandum or Company's SEC Documents.

          4.6 No Violations. The Company is not in violation of its charter, bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

          4.7 Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

          4.8 Intellectual Property. (i) The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information (collectively, "Intellectual Property") which are necessary to conduct its businesses as now or as proposed to be conducted by it as described in the SEC Documents, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, and (iii) to the Company's knowledge, none of the patent rights owned or licensed by the Company are unenforceable or invalid.

          4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Company's SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Company's SEC Documents and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

          4.10 No Material Adverse Change. Since April 30, 2001, there has not been any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

          4.11 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market (the "Nasdaq Stock Market"), and the Company has taken no action
                      -------------------
designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The Company has received written confirmation from the Nasdaq Stock Market, Inc. that, with respect to the Offering, the Company has satisfied its obligations under the shareholder approval requirements of the Nasdaq Stock Market's Marketplace Rules.

          4.12 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the
                              ------------
date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under where they were made, not misleading:

                (a) The Company's amended and restated annual report on Form 10-K for the year ended December 31, 2000, filed on April 9, 2001 (the "10-K/A");
                                                                     ------

                (b) The Company's transition report on Form 10-K for the one-month transition period ended January 31, 2001, filed on April 30, 2001 (the "10-K")
 ----
                (c) The Company's quarterly report on Form 10-Q for the quarter ended April 30, 2001, filed on June 14, 2001;

                (d) The Company's current reports on Form 8-K, filed on February 1, 2001, February 14, 2001, February 28, 2001, March 15, 2001, March 19, 2001
and July 24, 2001; and

                (e) The Company's proxy statement for the 2001 annual meeting of stockholders, filed on April 30, 2001 (excluding the performance graph, the Compensation Committee Report and the Audit Committee Report contained therein).

          4.13 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Securities and the listing of the Shares on the Nasdaq Stock Market.

          4.14 Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, have (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          4.16 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

          4.17 Legal Opinion. The Company shall cause to be delivered to the Investors and the Placement Agents by counsel to the Company a legal opinion substantially in the form attached hereto as Exhibit C.
                                             ---------

          4.18 Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Investors in the Agreements, it is not necessary to register the Securities or the Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Five-Year Warrants are not of the
                       --------------
same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system. Neither the Company nor any of its Affiliates has (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security which is or could be integrated with the sale of the Securities or the Shares or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Company shall comply with all applicable laws, including the Securities Act, and any applicable state securities laws in connection with the offer and sale of the Shares and other securities and property deliverable, (i) upon conversion of the Notes and (ii) upon exercise of the Warrants.

          4.19 Accountants. Arthur Andersen LLP, which has expressed its opinion with respect to the financial statements set forth in the 10-K/A and the 10-K, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").
                                                   ---------------------

          4.20 Contracts. The contracts described in the SEC Documents or attached as exhibits thereto that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

          4.21 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to have a Material Adverse Effect.

          4.22 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          4.23 Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, all of which insurance is in full force and effect.

          4.24 Reports. The Company shall file the reports required to be filed by it under the Exchange Act, including the rules, regulations and polices adopted by the Commission thereunder, in a timely manner in accordance with the requirements of the Exchange Act, and if at any time the Company is not required to file such reports, the Company shall (i) upon the request of any holder of the Five-Year Warrants, make available such information as necessary to permit sales of such Five-Year Warrants pursuant to Rule 144A under the Securities Act and (ii) upon the request of any holder of the Notes, the One-Year Warrants or the Five-Year Terminable Warrants, make available the same information as provided to a holder of Five-Year Warrants pursuant to the preceding clause (i).

          4.25 Listing of Warrants on The Nasdaq Stock Market. The Company shall use its reasonable best efforts to apply for listing of the Warrants on The Nasdaq Stock Market if (i) the Company has received a written request to so list the Warrants from the holders of at least an aggregate of 25% of the Warrants outstanding as of the date of original issuance and such request contains a covenant that such holders shall reimburse, severally and not jointly, the Company for all fees and expenses, including reasonable attorneys' fees, that the Company reasonably incurs in connection therewith; (ii) at the time of the receipt of such request and at the time of such listing, the Warrants qualify for designation as a Nasdaq National Market or Nasdaq Small Cap Market security that may be listed on The Nasdaq National Market or The Nasdaq Small Cap Market, respectively; and (iii) the Company determines, at the time of the receipt of such request and at the time of such listing, that it can so list the Warrants in compliance with the rules and regulations of the Securities and Exchange Commission.

          4.26 Disclosure. The Memorandum, as of its date and as of the date hereof, does not, and, as of the Closing Date, will not, contain an untrue statement of a material fact or an omission to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          4.27 No Trigger of Antidilution Provisions. None of the execution, delivery or performance of this Agreement by the Company will trigger any antidilution adjustment with respect to the exercise or conversion price of any securities of the Company outstanding as of the date hereof.

     5.   Representations, Warranties and Covenants of the Investor.

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor has reviewed the Memorandum, the Notes, the Indenture, the Warrant Agreements, and the Registration Rights Agreement, together with the Investor's professional advisors, if any; (ii) the Investor has had an opportunity to ask the Company's representatives questions regarding the offering and receive answers from the Company; (iii) the Investor has been afforded an opportunity to request from the Company, and to review, all additional information the Investor considered to be necessary to verify the accuracy of or to supplement the information in the Memorandum; (iv) the Investor is either (a) an institutional "accredited investor" (as defined under Rule 501(a) (1), (2), (3), or (7) of Regulation D under the Securities Act) or
(b) an individual "accredited investor" (as defined under Rule 501(a)(5) or (6) of Regulation D under the Securities Act), and the Investor is also knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities and the Shares, including investments in securities issued by comparable companies; (v) by reason of the Investor's business or financial experience, or that of the Investor's financial advisor, Investor is capable of evaluating the merits and risks of an investment in the Securities and the Shares and of protecting the Investor's own interests in connection with the transaction; (vi) the Investor has adequate means to provide for the Investor's financial needs with no expectation of a return on the Investor's investment, including a complete loss of the investment; (vii) the Investor understands that the Securities and the Shares have not been registered under the Securities Act and may not be resold unless they are so registered or unless an exemption from registration is available; (viii) the Investor is acquiring the Securities for Investor's own account, for investment only and not with a view toward their distribution within the meaning of the Securities Act; (ix) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities or Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (x) the Investor has answered all questions on the first page of the Agreement, the Securities Questionnaire attached hereto as Exhibit A and Selling Securityholder Notice and Questionnaire attached hereto as Exhibit B, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (xi) the Investor will notify the Company immediately of any change in any of such information in the Securities Questionnaire or the Selling Securityholder Notice and Questionnaire until such time as the Registration Statement is declared effective; and (xii) the Investor has, in connection with its decision to purchase the number of Securities set forth on the first page of the Agreement, relied only upon the Company Information provided to the Investor by the Company in contemplation of this offering and the representations and warranties of the Company contained herein. Investor understands that its acquisition of the Securities and the Shares has not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

The Investor acknowledges, represents and agrees that if it resells or transfers the Securities or the Shares, it will do so only:

               (a)  to the Company or any of its subsidiaries;

               (b) with respect to the Five-Year Warrants and, in the event the Shares become eligible for resale or transfer under Rule 144A under the Securities Act, the Shares, to a qualified institutional buyer in compliance with Rule 144A;

               (c)  to an accredited investor (as defined in Rule 501(a)(1),
(2), (3), (5), (6) or (7) of Regulation D under the Securities Act) that, prior to such transfer, furnishes (i) to the Trustee, as registrar for the Notes, a signed letter substantially in the form of Exhibit B to the Indenture, (ii) to
                                           ---------
the Warrant Agent, as registrar for the Warrants, a signed letter substantially in the form of Exhibit B to the each of the Warrant Agreements, or, as
               ---------
applicable, (iii) to the transfer agent for the Company's Common Stock, a signed letter substantially in the form provided by such transfer agent, each containing certain representations and agreements relating to the restrictions on transfer of the Securities and Shares;

               (d) outside the United States in compliance with Rule 904 under the Securities Act;

               (e) in accordance with the exemption from registration provided by Rule 144 under the Securities Act;

               (f) in accordance with another valid exemption from the registration requirements of the Securities Act; or

               (g) in accordance with a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such transfer.

The Investor agrees that, prior to such transfer, it will furnish to the Company, and the Trustee, the Warrant Agent or the Transfer Agent, as applicable, an opinion of counsel if the Company so requests (other than with respect to a transfer pursuant to an effective registration statement under the Securities Act) and such certificates and other information as they may reasonably require to confirm that any transfer by the Investor of the Securities or the Shares complies with the foregoing restrictions and is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          5.2 The Investor acknowledges, represents and agrees that it will, and each subsequent holder will be required to, give each person to whom it transfers Securities or Shares notice of any restrictions on transfer of such Securities or Shares, if then applicable.

          5.3 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Securities and the Shares, or possession or distribution of offering materials in connection with the issuance of the Securities and the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities and Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agents are not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Securities and the Shares other than the Memorandum and the documents incorporated therein by reference.

          5.4 The Investor hereby covenants with the Company not to make any sale of (i) the Securities without complying with the provisions of this Agreement, the Registration Rights Agreement, the Indenture and the Warrant Agreements, as applicable, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and (ii) the Shares without complying with the provisions of this Agreement, the Registration Rights Agreement, the Indenture and the Warrant Agreements, as applicable, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the Securities and Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that, pursuant to the provisions of the Registration Rights Agreement, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

          5.5 The Investor acknowledges and agrees that, in compliance with the Warrant Agreements, except in the case of a "Cashless Exercise" of the Five-Year Warrants or the Five-Year Terminable Warrants that is in compliance with Section 3(a)(9) of the Securities Act and that is pursuant to Section 10(b) of the Five-Year Warrant Agreement or the Five-Year

Terminable Warrant Agreement, as applicable, or in the case such Securities were sold pursuant to an effective shelf registration statement covering such Securities, until the end of the holding period under Rule 144(k) of the Securities Act, unless otherwise agreed by the Company in writing, in order to exercise the Warrants for Shares of Common Stock, such holder must, among other things, execute and deliver a letter for the benefit of the Company, substantially in the form included as Exhibit B to each of the Warrant
                                      ---------
Agreements.

     In compliance with the Indenture (with respect to Shares issued upon the conversion of Notes) or the Warrant Agreements (with respect to Shares issued upon exercise of Warrants), until the end of the holding period under Rule 144(k) of the Securities Act, unless otherwise agreed by the Company in writing, if a holder proposes to sell or transfer Shares other than pursuant to Section 5.1(g) above (unless such Shares have been issued pursuant to a valid exemption from the registration requirements under the Securities Act upon conversion of Notes or exercise of Warrants that have been transferred pursuant to Section 5.1(g) above), such purchaser or transferee must execute and deliver a letter for the benefit of the Company, substantially in the form included as Exhibit B
                                                                      ---------
to the Indenture, if such Shares were issued upon conversion of Notes, or substantially in the form included as Exhibit B to the appropriate Warrant
                                      ---------
Agreement, if such Shares were issued upon exercise of the Warrants.

     In addition to the foregoing, the Investor acknowledges and agrees that, prior to any such exercise or transfer described in this Section 5.5, it will furnish to the Company, and the Trustee, Warrant Agent or the Transfer Agent, as applicable, an opinion of counsel if the Company so requests (other than with respect to a transfer pursuant to an effective registration statement under the Securities Act) and such certificates and other information as they may reasonably require to confirm that any exercise by the Investor of the Warrants or transfer by the Investor of the Shares complies with the foregoing restrictions and is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          5.6 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          5.7 The Investor's purchase of the Securities is based on the Memorandum and discussions with the Company and the Placement Agents, and not as a result of any other communication, notice, letter advertisement, article, publication, news release, broadcast or other communication.

          5.8 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities or

Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities and Shares.

     6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, and the payment by the Investor for the Securities being purchased pursuant to this Agreement.

     7. Registration of the Shares. The registration rights granted in connection with the Securities are set forth in the Registration Rights Agreement, of even date herewith.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

                 (a) if to the Company, to:

                     TiVo Inc.
                     2160 Gold Street
                     Alviso, California 95002
                     Attn:  General Counsel
                     Phone:  (408) 519-9100
                     Telecopy:  (408) 519-5333

                 (b) with a copy to:

                     Latham & Watkins
                     505 Montgomery Street, Suite 1900
                     San Francisco, California 94111
                     Attn:  Laura Gabriel, Esq.
                     Phone:  (415) 391-0600
                     Telecopy:  (415) 395-8095

                 (c) if to the Investor, at its address on the First
Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     9. Termination. This Agreement shall terminate on the earlier of (a) the date on which the Company and the Investor agree by mutual written consent to terminate this Agreement, (b) the Closing or (c) August 31, 2001.

        10. Waiver of Conflicts. Each party to this Agreement acknowledges that Latham & Watkins ("Latham"), counsel for the Company, has in the past performed
                   ------
and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in equity financings and other matters. Accordingly, each party to this Agreement hereby (1) acknowledges that it has had an opportunity to ask for information relevant to this disclosure; (2) acknowledges that Latham represented the Company in the transaction contemplated by this Agreement and has not represented any individual Investor or any individual stockholder or employee of the Company in connection with such transaction; and (3) gives its informed consent to Latham's representation of certain of the Investors in such unrelated matters and to Latham's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

        11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

        12. Allocation of Purchase Price Among Notes and Warrants. The parties to this Agreement acknowledge that, for United States federal income tax purposes and based on the relative fair market values of the Notes and the Warrants on the date hereof, the Company will allocate 81% of the Purchase Price to the Notes, 11% of the Purchase Price to the Five-Year Warrants, 6% of the Purchase Price to the One-Year Warrants and 2% of the Purchase Price to the Five-Year Terminable Warrants.

        13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        15. Governing Law. This Agreement shall be deemed to be a contract made under the laws of New York, and for all purposes shall be governed by and construed in accordance with the laws of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

        16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        17. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously entered into between the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.